EXHIBIT 10.16.2

CONFIDENTIAL TREATMENT REQUEST

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT.  THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.  OMISSIONS ARE DESIGNATED AS [****].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule Number 29582 v. 1.0
For Recovery Services Governed by
Master Agreement for U. S. Availability Services
Between
SunGard Availability Services LP and CONVIO, INC.

Dated June 1, 2008

Schedule Reference Name:  Recovery Services (AZ)

This is a new Schedule having an Agreed Term of 36 months with a Commencement Date of June 1, 2008.

SUMMARY OF SERVICES FEES

Selected Services		Base Test Periods
Center Based Recovery Services
Work Group Space		6
MeqaVoice		NONE
Mobile Recovery Services
Mobile Configurations		6
Delivery Methods	Primary Recovery Facility Alternate Recovery Facility Mobile Data Center Subscriber Facility
Network Services
Monthly Fee		$ [****	]

By the signatures of their duly authorized representatives below, SunGard and Customer, intending to be legally bound, agree to all of the provisions of this Schedule and ratify the terms of the Master Agreement.

SUNGARD AVAILABILITY SERVICES LP		CONVIO, INC.:

By:	/s/ David M. Reysa	By:	/s/ Hayden Stewart

Print Name:	David M. Reysa	Print Name:	HAYDEN STEWART

Print Title:	Contract Officer	Print Title:	VP, IT

Date Signed:	6/6/08	Date Signed:	6/2/08

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT.  THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.  OMISSIONS ARE DESIGNATED AS [****].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule Number 29582 v. 1.0
For Recovery Services Governed by
Master Agreement for U. S. Availability Services
Between
SunGard Availability Services LP and CONVIO, INC.

Dated June 1, 2008

BILLING SCHEDULE

Invoice From:	Monthly Fee:
06/01/2008	$	[****	]

CUSTOMER INFORMATION

CUSTOMER LOCATION ADDRESS:	11400 BURNET ROAD BUILDING SUITE 200 AUSTIN, TX 78758 US HAYDEN STEWART
NOTIFICATION ADDRESS:	11400 BURNET ROAD BUILDING SUITE 200 AUSTIN, TX 78758 US HAYDEN STEWART
BILL TO ADDRESS:	11400 BURNET ROAD BUILDING SUITE 200 AUSTIN, TX 78758 US ACCOUNTS PAYABLE, ap@convio.com

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT.  THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.  OMISSIONS ARE DESIGNATED AS [****].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule Number 29582 v. 1.0
For Recovery Services Governed by
Master Agreement for U.S. Availability Services
Between
SunGard Availability Services LP and CONVIO, INC.

Dated June 1, 2008

	Mobile 1		Disaster Fees
Qty	Customer Configuration Ref:		Declaration Fee			Daily Usage (5)
	HP RX6600 4		$	[****	]	$	[****	]
1	HP Integrity rx6600 Service Level [HP-UX
O/S Onlvl
	1	1.4 GHz ltanium-2 (IA-64) CPU
	16	GB Memory
	438	GB internal Disk (4)	* 145 TO BE ACQUIRED
2	Ethernet 10/100/1000 Mbps Port

	Mobile 2		Disaster Fees
Qty	Customer Configuration Ref:		Declaration Fee			Daily Usage (5)
	HP RX6600 2		$	[****	]	$	[****	]
1	HP Integrity rx6600 Service Level [HP-UX
O/S Onlvl
	1	1.4 GHz ltanium-2 (IA-64) CPU
	16	GB Memory
	292	GB internal Disk

	Mobile 3		Disaster Fees
Qty	Customer Configuration Ref:		Declaration Fee			Daily Usage (5)
	HP RX6600 1		$	[****	]	$	[****	]
1	HP Integrity rx6600 Service Level [HP-UX
O/S Onlvl
	1	1.6 GHz ltanium-2 (IA-64) CPU
	16	GB Memory
	292	GB internal Disk
1	DVD-ROM Drive
1	Ethernet 10/100/1000 Mbps Port
1	IBM 3584 Tape Library (for use with LTO media)
	6	LTO-3 Taoe Drive
	200	Slots
20,000	GB Disk – RAID protected (2),(3)
4	Cisco Catalyst 3560 Gigabit Ethernet Switch
	1	10/100/1000 Ethernet Port
1	NetScaler 9400 Secure Applications Switch (2),(3)
4	Cisco Catalyst 6509 Switch (2),(3)

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT.  THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.  OMISSIONS ARE DESIGNATED AS [****].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule Number 29582 v. 1.0
For Recovery Services Governed by
Master Agreement for U.S. Availability Services
Between
SunGard Availability Services LP and CONVIO, INC.

Dated June 1, 2008

Qty	Mobile 3 (Continued)

	192	10/100/1000 Ethernet Port (2),(3)
1	NCC Access

	Mobile 4		Disaster Fees
Qty	Customer Configuration Ref:		Declaration Fee			Daily Usage (6)
	HP RX6600 3		$	[****	]	$	[****	]
1	HP Integrity rx6600 Service Level [HP-UX
O/S Onlvl
	1	1.4 GHz ltanium-2 (IA-641 CPU
	16	GB Memory

	Mobile 7		Disaster Fees
Qty	Customer Configuration Ref:		Declaration Fee			Daily Usage (6)
	HP RX6600		$	[****	]	$	[****	]
1	HP Integrity rx6600 Service Level [HP-UX
O/S Onlvl
	1	1.4 GHz ltanium-2 (lA-64) CPU (4)
	16	GB Memory (4)	* 8 TO BE ACQUIRED

	Mobile 8		Disaster Fees
Qty	Customer Configuration Ref:		Declaration Fee		Daily Usage (6)
	Server Config- testable		[****	]	[****	]
5	Intel-Based Server, 1.44MB Diskette Drive,
Keyboard, Monitor, Mouse
	2	Xeon 2.66 GHz Quad-Core CPU w/EMT64
	8.192	MB Memory
	146	GB Internal Disk
	1	CD-ROM Drive
	2	Ethernet 10/100 Mbps Port
1	Intel-Based Server, 1.44MB Diskette Drive,
Keyboard, Monitor, Mouse
	2	Xeon 3.16 GHz CPU w/EMT64
	8.192	MB Memory
	146	GB Internal Disk
	1	CD-ROM Drive
	2	Ethernet 10/100 Mbps Port
12	Intel-Based Server, .144MB Diskette Drive,
Keyboard, Monitor, Mouse
	2	Xeon 2.8 GHz CPU
	8.192	MB Memory (4)	* 4096 TO BE ACQUIRED

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT.  THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.  OMISSIONS ARE DESIGNATED AS [****].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule Number 29582 v. 1.0
For Recovery Services Governed by
Master Agreement for U.S. Availability Services
Between
SunGard Availability Services LP and CONVIO, INC.

Dated June 1, 2008

Qty	Mobile 8 (Continued)
	146	GB Internal Disk
	1	CD-ROM Drive
	2	Ethernet 10/100 Mbps Port
1	Intel-Based Server, 1.44MB Diskette Drive. Keyboard. Monitor. Mouse
	2	Xeon 3.4 GHz Dual-Core CPU w/EMT64
	8,192	MB Memory
	146	GB Internal Disk
	1	CD-ROM Drive
	2	Ethernet 10/100 Mbps Port

	Mobile 9		Disaster Fees
Qty	Customer Configuration Ref:		Declaration Fee			Daily Usaqe(6)
	Non-testable		$	[****	]	$	[****	]
29	Intel-Based Server, 1.44MB Diskette Drive,
Keyboard. Monitor, Mouse
	2	Xeon 2.8 GHz CPU
	8.192	MB Memory
	146	GB Internal Disk
	1	CD-ROM Drive
	1	Ethernet 10/100 Mbps Port
15	Intel-Based Server, 1.44MB Diskette Drive,
Keyboard, Monitor. Mouse
	2	Xeon 3.0 GHz CPU
	8.192	MB Memory
	146	GB Internal Disk
	1	CD-ROM Drive
	1	Ethernet 10/100 Mbps Port
36	Intel-Based Server, 1.44MB Diskette Drive,
Keyboard. Monitor. Mouse
	2	Xeon 3.0 GHz CPU
	8.192	MB Memory
	146	GB Internal Disk
	1	CD-ROM Drive
	1	Ethernet 10/100 Mbps Port

	Network (7)	Disaster Fees
Qty		Declaration Fee			Dailv Usaqe
		$	[****	]	$	[****	]
Web ReDirect Services

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT.  THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.  OMISSIONS ARE DESIGNATED AS [****].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule Number 29582 v. 1.0
For Recovery Services Governed by
Master Agreement for U.S. Availability Services
Between
SunGard Availability Services LP and CONVIO, INC.

Dated June 1, 2008

Qty	Network 1 (Continued)
	45	Mbps
Destination(s): Scottsdale AZ

	Work Group 1		Disaster Fees
Qty	Customer Configuration Ref:		Declaration Fee			Daily Usage
	Workarouo		$	[****	]	$	[****	]
2	Access to Copier
50	Furnished WorkGroup Position (Desk, Chair, Voice & Data Wiring)
1	MetroCenter Facility Access
1	Drive Imaqinq Services (5)
1	Digital Telephone Set Expansion Module (Addtl. 20 Buttons)
50	Digital Telephone Set
50	Desktop PC w/1.44MB Diskette Drive, Keyboard, Monitor, Mouse
	1	Pentium 2.8 GHz CPU
	1,024	MB Memory
	13	GB Internal Disk
	1	CD-ROM Drive
	1	Ethernet 10/100/1000 Mbps Adapter

	MegaVoice	Disaster Fees
Qty		Declaration Fee			Daily Usaqe
	To be used in conjunction with Work Group 1.	$	[****	]	$	[****	]
1	Access to Digital PBX Features and Functionality
1	Auto Attendant - Menu Service
2	Digital Telephone Set used as Answering Position
4	Redirect Service utilizing Dedicated Redirect Number(s)

Schedule Number 29582 v. 1.0
For Recovery Services Governed by
Master Agreement for U.S. Availability Services
Between
SunGard Availability Services LP and CONVIO, INC.

Dated June 1, 2008

FOOTNOTES

(1)          To be provided to Customer at the Primary or Alternate Recovery Facility only.

(2)          Not shippable and governed by the terms and conditions applicable to Center-Based Resources.

(3)          Not shippable and subject to the terms and conditions of Shared Resources.

(4)          Customer acknowledges that SunGard will acquire and install this equipment within 90 days of the Commencement Date or execution date of this Schedule, whichever is later.  If Customer should declare a Disaster prior to the installation of this equipment, SunGard will use commercially reasonable efforts to expedite the procurement and installation of this equipment.

(5)          Drive Imaging Services (to be provided in accordance with the terms and conditions of the attached Service Description at Austin TX ).

(6)          Daily Usage Fees during a Disaster will begin on day 31.

(7)          If a Declaration Fee of equal or greater value is charged in association with a Center-Based or Mobile Configuration defined on this Schedule, then the Declaration Fee for the applicable Network Services will be deemed included in such fee.